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                                                                   EXHIBIT 4.11

                                    (FRONT)

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
THE RIGHTS EXPIRE AT   ONE RIGHT AND THE SUBSCRIPTION     FORM      RIGHTS
 5:00 P.M. NEW YORK    PRICE SHOWN HEREON ARE REQUIRED   NUMBER   REPRESENTED
    CITY TIME ON       TO SUBSCRIBE FOR EACH SHARE OF               BY FORM
   JULY 26, 1996
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   CASINO AMERICA, INC. RIGHTS SUBSCRIPTION FORM FOR SHARES OF COMMON STOCK

  The below named registered owner of this Rights Subscription Form, or permitted assigns, is entitled to purchase 0.2552 shares of Common Stock, $.01 par value per share, of Casino America, Inc. at the price of $5.875 per share for each share of Common Stock owned on March 15, 1996, and upon the terms and conditions specified in the Prospectus dated July , 1996. Use the appropriate forms on the reverse side hereof to subscribe for shares of Common Stock.

  THIS CERTIFICATE IS NOT TRANSFERABLE. IT MAY BE EXERCISED OR DIVIDED AT THE
   OFFICE OF NORWEST BANK MINNESOTA, N.A. [ADDRESS] SUBJECT TO THE TERMS AND
                CONDITIONS OF THE PROSPECTUS REFERRED TO ABOVE.
- -------------------------------------------------------------------------------

                                   (REVERSE)

I irrevocably subscribe for the        Signature(s) of Subscriber(s)
following shares of Common Stock,                            ------------------
$.01 par value, of Casino America,
Inc. upon the terms specified in the
Prospectus (receipt of which is
hereby acknowledged).

                                       Address---------------------------------
                                       ---------------------------------------

                                       Taxpayer I.D. or Social Security No.
                                                                  -------------


No. of Shares     Price                Telephone Number
Payment                                               -------------------------


                                       DELIVERY INSTRUCTIONS: (Fill out ONLY
       x $5.875 per share =            if delivery of stock certificate is to
- ----------                ----------   be made to address other than that
                                       shown on face of Rights Subscription
                                       form or the address provided above)

Please make checks payable to
"Norwest Bank Minnesota, N.A., as
Agent for Casino America, Inc."

                                       PRINT NAME AND ADDRESS INCLUDING ZIP
                                       CODE

                                       ---------------------------------------
                                       ---------------------------------------
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IF THE SIGNATURE(S) ABOVE DO(ES) NOT CONFORM EXACTLY TO THE NAME OF THE
REGISTERED OWNER ON THE FACE HEREOF, THIS RIGHTS SUBSCRIPTION FORM MUST BE ACCOMPANIED BY EVIDENCE SATISFACTORY TO THE COMPANY TO ESTABLISH THE AUTHORITY OF THE SIGNED PERSON. *IMPORTANT: PAYMENT OF THE AGGREGATE PAYMENT PRICE CORRESPONDING TO YOUR SUBSCRIPTION MUST ACCOMPANY THE COMPLETED RIGHTS SUBSCRIPTION FORM.